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                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934


Date of Report (Date of earliest event reported)
                                                -------------------------
July 29, 1999
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FCC National Bank on behalf of First Chicago Master Trust II
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            (Exact name of registrant as specified in its charters)


United States of America              0-16337               51-0269396
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(State or other jurisdiction        (Commission           (IRS Employer
    of incorporation)               File Number)       Identification No.)


One Gateway Center, 300 King Street, Wilmington, Delaware  19801
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 (Address of principal executive office)                  (Zip Code)

Registrant's telephone number, including area code:   302-656-5020
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Item 5.   Other Events.
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          On July 28, 1999, the Registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of Class A Floating Rate Asset Backed Certificates, Series 1999-Y of the First Chicago Master Trust II. The series term sheet is attached hereto as Exhibit 99.01.

Item 7.   Financial Statements and Exhibits.
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(c)       Exhibits

          Exhibit Number    Description of Exhibit
          --------------    ----------------------
             99.01          Series Term Sheet dated July 28, 1999 with respect
                            to the proposed issuance of the Class A Floating
                            Rate Asset Backed Certificates, Series 1999-Y of the
                            First Chicago Master Trust II.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           FCC NATIONAL BANK
                           -------------------------------------
                           (Registrant)


Date: July 29, 1999        By /s/ Sharon A. Renchof
                              ------------------------------------
                           Title:  Assistant Secretary
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                               INDEX TO EXHIBITS


Exhibit          Description of                     Sequential Page
Number              Exhibit                              Number
-------         ---------------                     ---------------


 99.01     Series Term Sheet dated July 28, 1999
           with respect to the proposed
           issuance of the Class A
           Floating Rate Asset Backed
           Certificates, Series 1999-Y of the
           First Chicago Master Trust II.